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                                                                    Exhibit 10.3



                              CV THERAPEUTICS, INC.

                    Non-Employee Directors' Stock Option Plan

      Amended and Restated by the Board of Directors on September 23, 1996
                Approved by the Stockholders on October 29, 1996
             Amended by the Board of Directors on February 23, 2000
                  Approved by the Stockholders on May 16, 2000
        Amended and Restated by the Board of Directors on August 21, 2000
       Amended and Restated by the Board of Directors on February 25, 2002
        Amended and Restated by the Board of Directors on April 15, 2002
                  Approved by the Stockholders on June 7, 2002
         Amended and Restated by the Board of Directors on July 19, 2002
       Amended and Restated by the Board of Directors on October 30, 2002


1. Purpose.

         (a) The purpose of the Non-Employee Directors' Stock Option Plan (the "Plan") is to provide a means by which each director of CV Therapeutics, Inc. (the "Company") who is not otherwise an employee of the Company or of any Affiliate of the Company (each such person being hereafter referred to as a "Non-Employee Director") will be given an opportunity to purchase stock of the Company.

         (b) The word "Affiliate" as used in the Plan means any parent corporation or subsidiary corporation of the Company as those terms are defined in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended from time to time (the "Code").

         (c) The Company, by means of the Plan, seeks to retain the services of persons now serving as Non-Employee Directors of the Company, to secure and retain the services of persons capable of serving in such capacity, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

2. Administration.

         (a) The Plan shall be administered by the Board of Directors of the Company (the "Board") unless and until the Board delegates administration to a committee, as provided in subparagraph 2(b).

         (b) The Board may delegate administration of the Plan to a committee composed of not fewer than two (2) members of the Board (the "Committee"). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

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3. Shares Subject To The Plan.

         (a) Subject to the provisions of paragraph 10 relating to adjustments upon changes in stock, the stock that may be sold pursuant to options granted under the Plan shall not exceed in the aggregate five hundred fifty thousand (550,000) shares of the Company's common stock. If any option granted under the Plan shall for any reason expire or otherwise terminate without having been exercised in full, the stock not purchased under such option shall again become available for the Plan.

         (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

4. Eligibility.

         Options shall be granted only to Non-Employee Directors of the Company.

5. Non-Discretionary Grants.

         (a) Each person who is a Non-Employee Director on September 23, 1996 automatically shall be granted an option to purchase fifteen thousand (15,000) shares of the Company's common stock (after taking into account the 1:10 reverse split adopted by the Board in September 1996) on the terms and conditions set forth herein.

         (b) Each person who is, after August 21, 2000, elected for the first time to be a Non-Employee Director automatically shall, upon the date of such person's initial election to be a Non-Employee Director by the Board or stockholders of the Company, be granted an option to purchase twenty-five thousand (25,000) shares of the Company's common stock on the terms and conditions set forth herein.

         (c) At each annual meeting of the stockholders following the effectiveness of the initial public offering of the Company's common stock until and including the 1998 Annual Meeting, each person then serving as a Non-Employee Director automatically shall be granted an option to purchase five thousand (5,000) shares of the Company's common stock (after taking into account the 1:10 reverse split adopted by the Board in September 1996) on the terms and conditions set forth herein; at each annual meeting of the stockholders beginning with the 1999 Annual Meeting, each person then serving as a Non-Employee Director automatically shall be granted an option to purchase seven thousand five hundred (7,500) shares of the Company's common stock on the terms and conditions set forth herein.

6. Option Provisions.

         Each option shall be subject to the following terms and conditions:

         (a) The term of each option commences on the date it is granted and, unless sooner terminated as set forth herein, expires on the date ("Expiration Date") ten (10) years from the date of grant. If the optionee's service as a Director of the Company terminates for any reason or for no reason, the option shall terminate on the earlier of the Expiration Date or the date three

                                       2.

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(3) months following the date of termination of service; provided, however, that if such termination of service is due to the optionee's death, the option shall terminate on the earlier of the Expiration Date or eighteen (18) months following the date of the optionee's death. In any and all circumstances, an option may be exercised following termination of the optionee's service as a Non-Employee Director of the Company only as to that number of shares as to which it was exercisable on the date of termination of such service under the provisions of subparagraph 6(e).

         (b) Subject to applicable law, the exercise price of each option shall be the fair market value of the stock subject to such option on the date such option is granted.

         (c) The optionee may elect to make payment of the exercise price under one of the following alternatives:

                (i) Payment of the exercise price per share in cash at the time of exercise; or

                (ii) Provided that at the time of the exercise the Company's common stock is publicly traded and quoted regularly in the Wall Street Journal, payment by delivery of shares of common stock of the Company already owned by the optionee, held for the period required to avoid a charge to the Company's reported earnings, and owned free and clear of any liens, claims, encumbrances or security interest, which common stock shall be valued at its fair market value on the date preceding the date of exercise; or

                (iii) Payment by a combination of the methods of payment specified in subparagraph 6(c)(i) and 6(c)(ii) above.

         Notwithstanding the foregoing, this option may be exercised pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board which results in the receipt of cash (or check) by the Company prior to the issuance of shares of the Company's common stock.

         (d) An option shall by its terms be personal and may not be sold, pledged, assigned, transferred, encumbered or otherwise alienated or hypothecated in any manner other than by will or the laws of descent and distribution or to a Permitted Transferee (as defined below) or by a Permitted Transferee to a Family Member (as defined below). During the lifetime of an optionee, only he or she or a Permitted Transferee may exercise an option, or any portion thereof, granted to the optionee under the Plan.

                (i) An option transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee to any person or entity, other than the original optionee's Family Members.

                (ii) Any option which is transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the option as applicable to the original optionee.

                (iii) The optionee and the Permitted Transferee shall execute any and all documents reasonably requested by the Company, including without limitation documents to (A) confirm the status of the transferee as a Permitted Transferee, (B) satisfy any requirements for an

                                       3.

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exemption for the transfer under applicable federal and state securities laws and (C) evidence the transfer. In the event any option is exercised by, or to be paid to, the executors, administrators, heirs or distributees of the estate of a deceased optionee, or such an optionee's beneficiary, or the transferee of an option, in any such case pursuant to the terms and conditions of the Plan, the Company shall be under no obligation to issue stock, or make any payment, thereunder unless and until the Company is satisfied that the person or persons exercising such option, or to receive such payment, is the duly appointed legal representative of the deceased optionee's estate or the proper legatee or distributee thereof or the named beneficiary of such optionee, or the Permitted Transferee of such option, as applicable.

                (iv) Shares of stock acquired by a Permitted Transferee through exercise of an option may not be transferred, nor will any assignee or transferee thereof be recognized as an owner of such shares of common stock for any purpose, unless a registration statement under the Securities Act of 1933, as amended, and any applicable state securities act with respect to such shares shall then be in effect or unless the availability of an exemption from registration with respect to any proposed transfer or disposition of such shares shall be established to the satisfaction of counsel for the Company.

                (v) For purposes of this Plan, the following terms shall have the following meanings:

                           A.    "Permitted Transferee" shall mean a Family
Member who receives an option from an optionee as a gift not for value or a person or entity to whom an option is transferred by an optionee in a Permitted Transfer for Value.

                           B.   "Permitted Transfer for Value" shall mean any
transfer of an option (i) under a domestic relations order in a settlement of marital property rights, or (ii) to an entity in which more than fifty percent (50%) of the voting interests are owned by Family Members (or the optionee) in exchange for an interest in that entity.

                           C.    "Family Member" shall mean an optionee's child,
stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother in law, father in law, son in law, daughter in law, brother in law or sister in law, including adoptive relationships, any person sharing the optionee's household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the optionee) control the management of assets, and any other entity in which these persons (or the optionee) own more than fifty percent (50%) of the voting interest.

         (e) Each option shall become exercisable as follows: the initial grants described in Sections 5(a) and 5(b) shall become exercisable ("vest") at the rate of two and seventy-seven one hundredths percent (2.77%) per month over the thirty-six (36) months after the date of grant; and the annual grants described in Section 5(c) shall vest at the rate of eight and thirty-three one hundredths (8.33%) per month over the twelve-month (12-month) period following the date of grant; provided that the optionee has, during the entire period prior to such vesting date, continuously served as a Non-Employee Director or as an employee of or consultant to the Company or any Affiliate of the Company, whereupon such option shall become fully exercisable in accordance with its terms with respect to that portion of the shares represented by that installment.

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         (f)    The Company may require any optionee, or any person to whom an option is transferred under subparagraph 6(d), as a condition of exercising any such option: (i) to give written assurances satisfactory to the Company as to the optionee's knowledge and experience in financial and business matters; and
(ii) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the option for such person's own account and not with any present intention of selling or otherwise distributing the stock. These requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise of the option has been registered under a then-currently-effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or (ii), as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then-applicable securities laws.

         (g) Notwithstanding anything to the contrary contained herein, an option may not be exercised unless the shares issuable upon exercise of such option are then registered under the Securities Act or, if such shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act.

         (h) The Company (or a representative of the underwriters) may, in connection with the first underwritten registration of the offering of any securities of the Company under the Securities Act, require that any optionee not sell or otherwise transfer or dispose of any shares of common stock or other securities of the Company during such period (not to exceed one hundred eighty
(180) days) following the effective date of the registration statement of the Company filed under the Securities Act as may be requested by the Company or the representative of the underwriters.

7. Covenants Of The Company.

         (a) During the terms of the options granted under the Plan, the Company shall keep available at all times the number of shares of stock required to satisfy such options.

         (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the options granted under the Plan; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any option granted under the Plan, or any stock issued or issuable pursuant to any such option. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such options.

8. Use Of Proceeds From Stock.

         Proceeds from the sale of stock pursuant to options granted under the Plan shall constitute general funds of the Company.

9. Miscellaneous.

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         (a)    Neither an optionee nor any person to whom an option is
transferred under subparagraph 6(d) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such option unless and until such person has satisfied all requirements for exercise of the option pursuant to its terms.

         (b) Nothing in the Plan or in any instrument executed pursuant thereto shall confer upon any Non-Employee Director any right to continue in the service of the Company or any Affiliate or shall affect any right of the Company, its Board or stockholders or any Affiliate to terminate the service of any Non-Employee Director with or without cause.

         (c) No Non-Employee Director, individually or as a member of a group, and no beneficiary or other person claiming under or through him, shall have any right, title or interest in or to any option reserved for the purposes of the Plan except as to such shares of common stock, if any, as shall have been reserved for him pursuant to an option granted to him.

         (d) In connection with each option made pursuant to the Plan, it shall be a condition precedent to the Company's obligation to issue or transfer shares to a Non-Employee Director, or to evidence the removal of any restrictions on transfer, that such Non-Employee Director make arrangements satisfactory to the Company to insure that the amount of any federal or other withholding tax required to be withheld with respect to such sale or transfer, or such removal or lapse, is made available to the Company for timely payment of such tax.

         (e) As used in this Plan, fair market value means, as of any date, the value of the common stock of the Company determined as follows:

                (i) If the common stock of the Company is listed on any established stock exchange, or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the fair market value of a share of common stock of the Company shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in common stock of the Company) on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

                (ii) In the absence of such markets for the common stock of the Company, the fair market value shall be determined in good faith by the Board.

10. Adjustments Upon Changes In Stock.

         (a) If any change is made in the stock subject to the Plan, or subject to any option granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Plan and outstanding options will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan and the class(es) and number of shares and price per share of stock subject to outstanding options.

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         (b)    In the event of: (1) a merger or consolidation in which the
Company is not the surviving corporation; (2) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (3) any other capital reorganization in which more than fifty percent (50%) of the shares of the Company entitled to vote are exchanged (each, a "Change of Control"), each outstanding option shall automatically, without any further action by the Company, become vested and exercisable with respect all of the shares of Common Stock subject thereto no later than five (5) business days before the closing of the Change of Control. In addition, any surviving corporation, other than the Company, may assume any options outstanding under the Plan or substitute similar options for those outstanding under the Plan or, if the Company is the surviving corporation, outstanding options may continue in full force and effect. In the event of a Change of Control in connection with which options are not assumed or substituted for by a surviving corporation or if the Company does not continue options in full force and effect, such options shall terminate if not exercised at or prior to the closing of the Change of Control.

11. Amendment Of The Plan And Options.

         (a) The Board at any time, and from time to time, may amend the Plan. Except as provided in paragraph 10 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will increase the number of shares which may be issued under the Plan.

         (b) The Board at any time, and from time to time, may amend the terms of any one or more options granted under the Plan; provided, however, that the rights and obligations under any option granted before any amendment of the Plan shall not be altered or impaired by such amendment unless (i) the Company requests the consent of the person to whom the option was granted and (ii) such person consents in writing. Notwithstanding the foregoing, the Board shall not, without the approval of the stockholders of the Company, authorize the amendment of any outstanding option to reduce its exercise price. Furthermore, no option shall be canceled and replaced with grants having a lower exercise price without the further approval of stockholders of the Company.

12. Termination Or Suspension Of The Plan.

         (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on September 23, 2006. No options may be granted under the Plan while the Plan is suspended or after it is terminated.

         (b) Rights and obligations under any option granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except with the consent of the person to whom the option was granted.

         (c) The Plan shall terminate upon the occurrence of any of the events described in Section 10(b) above.

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13. Effective Date Of Plan; Conditions Of Exercise.

         (a) This amendment and restatement of the Plan shall become effective upon adoption by the Board of Directors, subject to the condition subsequent that this amendment and restatement of the Plan is approved by the stockholders of the Company. Following the effective date of this amendment and restatement, options shall not be granted under the terms of the Plan in effect prior to such effective date.

         (b) No option granted under the Plan shall be exercised or exercisable unless and until the condition of subparagraph 13(a) above has been met.

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